MARKETMASTER TRUST
                        (A Massachusetts Business Trust)
                         CERTIFICATION AND AMENDMENT TO
                           DECLARATION OF TRUST DATED
                             MAY 5, 1985, AS AMENDED


         The undersigned, Secretary of MarketMaster Trust (the "Trust"), hereby certifies that the Board of Trustees of the Trust duly adopted the following resolutions at a meeting held on May 15, 1989:

         Creation of New Classes of Shares.

         1.      Creation of Class F Shares and Class F-Special Series 1 Shares.

                 RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class F shares;

                 FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class F shares of beneficial interest in the Trust, said series to be designated as Class F-Special Series 1;

                 FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class F shares and Class F-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class F shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class F shares, Class F-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class F share and Class F-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                 FURTHER RESOLVED, that each Class F share and each Class F-Special Series 1 share shall be charged equally with each other share of beneficial interest in the Trust now or hereafter designated as a Class F share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the


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


expenses and liabilities of the Trust in respect of Class F shares, Class F-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class F shares, Class F-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission:

                  (a) Class F shares shall bear all expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own such shares but do not provide for services to any beneficial owners of Class F-Special Series 1 shares or any other shares hereafter designated as a series of such class;

                  (b) Class F shares shall not bear the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own shares designated as a series of Class F shares but do not provide for services to any beneficial owners of Class F shares; and

                  (c) No Class F-Special Series 1 share shall bear the expenses and liabilities described in subparagraphs
                           (a) or (b) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class F share and each Class F-Special Series 1 share shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class F share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange Commission:

                  (a) on any matter that pertains to the agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class F shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class F shares, such other affected shares of beneficial interest in the Trust shall also be entitled to vote, and in such case Class F shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class F shares said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote

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

                 of the holders of shares of beneficial interest in the Trust other than Class F shares;

                           (b) on any matter that pertains to the agreements or
                 expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class F shares (excluding shares designated as a series of such class) shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class F shares such shares shall be entitled to vote, and in such case Class F shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series except where otherwise required by law or permitted by the Board of Trustees; and

                           (c) Except to the extent required by law or permitted
                 by the Board of Trustees consistent with these resolutions, no Class F-Special Series 1 share shall be entitled to vote on the matters described in subparagraphs (a) or (b) above.

         2.      Creation of Class G Shares and Class G-Special Series 1 Shares.

         RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class G shares;

         FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class G shares of beneficial interest in the Trust, said series to be designated as Class G-Special Series 1;

         FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class G shares and Class G-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class G shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class G shares, Class G-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class G share and Class G-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each Class G share and each Class G-Special Series 1 share shall be charged equally with each other share of beneficial interest in the Trust now or hereafter designated as a Class G share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class G shares, Class G-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class G shares, Class G-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission:

              (a) Class G shares shall bear all expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own such shares but do not provide for services to any beneficial owners of Class G-Special Series 1 shares or any other shares hereafter designated as a series of such class;

              (b) Class G shares shall not bear the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own shares designated as a series of Class G shares but do not provide for services to any beneficial owners of Class G shares; and

              (c) No Class G-Special Series 1 share shall bear the expenses and liabilities described in subparagraphs (a) or (b) above.

         FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class G share and each Class G-Special Series 1 share shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class G share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange Commission:

              (a) on any matter that pertains to the agreements or expenses and liabilities describe in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class G shares (excluding shares designated as a series of such class) shall be entitled to

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


         vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class G shares, such other affected shares of beneficial interest in the Trust shall also be entitled to vote, and in such case Class G shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class G shares said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class G shares;

              (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class G shares (excluding shares designated as a series of such class) shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class G shares such shares shall be entitled to vote, and in such case Class G shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series except where otherwise required by law or permitted by the Board of Trustees; and

              (c) Except to the extent required by law or permitted by the Board of Trustees consistent with these resolutions, no Class G-Special Series 1 share shall be entitled to vote on the matters described in subparagraphs (a) or (b) above.

         3.    Creation of Class H Shares and Class H-Special Series 1 Shares.

               RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class H shares;

               FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class H shares of beneficial interest in the Trust, said series to be designated as Class H-Special Series 1;

               FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class H shares and Class H-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class H shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof,


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


any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class H shares, Class H-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class H share and Class H-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class H share and each Class H-Special Series 1 share shall be charged equally with each other share of beneficial interest in the Trust now or hereafter designated as a Class H share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class H shares, Class H-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class H shares, Class H-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission:

              (a) Class H shares shall bear all expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own such shares but do not provide for services to any beneficial owners of Class H-Special Series 1 shares or any other shares hereafter designated as a series of such class;

              (b) Class H shares shall not bear the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own shares designated as a series of Class H shares but do not provide for services to any beneficial owners of Class H shares; and

              (c) No Class H-Special Series 1 share shall bear the expenses and liabilities described in subparagraphs (a) or (b) above.

              FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class H share and each Class H-Special Series 1 share shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class H share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series,


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


irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange Commission:

              (a) on any matter that pertains to the agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class H shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class H shares, such other affected shares of beneficial interest in the Trust shall also be entitled to vote, and in such case Class H shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class H shares said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class H shares;

              (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class H shares (excluding shares designated as a series of such class) shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class H shares such shares shall be entitled to vote, and in such case Class H shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series except where otherwise required by law or permitted by the Board of Trustees; and

              (c) Except to the extent required by law or permitted by the Board of Trustees consistent with these resolutions, no Class H-Special Series 1 share shall be entitled to vote on the matters described in subparagraphs (a) or (b) above.

         4.   Implementation of Resolutions.

              FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized and empowered to execute, seal and deliver any and all documents, instruments, papers and writings, included but not limited to any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, in the name of the Trust and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions creating new classes of shares.

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


              The foregoing resolutions remain in full force and effect as of the date hereof.


Dated:  September 13, 1989                              /s / W. Bruce McConnel
                                                        ------------------------
                                                        W. Bruce McConnel, III
Subscribed & Sworn to before me this 15th               Secretary
day of September, 1989


/s/ Annamarie  F. Angelo
------------------------
Notary Public
My commission expires: 11/17/89


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